Exhibit 7

JOINT FILING AGREEEMENT

The undersigned hereby agree that the Schedule 13D with respect to the shares of Common Stock, par value $0.01 per share, of OUTFRONT Media Inc., and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: May 8, 2020

PEP VIII INTERNATIONAL LTD.

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PROVIDENCE EQUITY GP VIII L.P.

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII (SCOTLAND) INTERNATIONAL LTD.

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PROVIDENCE EQUITY GP VIII (SCOTLAND) L.P.

By: PEP VIII (Scotland) International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

Exhibit 7

PROVIDENCE EQUITY PARTNERS VIII-A L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PROVIDENCE EQUITY PARTNERS VIII (SCOTLAND) L.P.

By: Providence Equity GP VIII (Scotland) L.P., its general partner

By: PEP VIII (Scotland) International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII INTERMEDIATE 5 L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII INTERMEDIATE 6 L.P.
By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

Exhibit 7

PEP VIII ADVERTISING CO-INVESTMENT L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory